UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2017

Paramount Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-36746	32-0439307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 1801 New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 237-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02 Results of Operations and Financial Condition.

On November 6, 2017, Paramount Group, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2017. A copy of that press release as well as the supplemental information referred to in the press release are available on the Company’s website and are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference. This Item 2.02 and the attached Exhibits 99.1 and 99.2 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

The Company will host a conference call and audio webcast on Tuesday, November 7, 2017 at 10:00 a.m. Eastern Time (ET), during which management will discuss the third quarter results and provide commentary on business performance. A question and answer session with analysts and investors will follow the prepared remarks.

The conference call can be accessed by dialing 877-407-0789 (domestic) or 201-689-8562 (international). An audio replay of the conference call will be available from 1:00 p.m. ET on November 7, 2017 through November 14, 2017 and can be accessed by dialing 844-512-2921 (domestic) or 412-317-6671 (international) and entering the passcode 13671753.

A live audio webcast of the conference call will be available through the “Investors” section of the Company’s website, www.paramount-group.com. A replay of the webcast will be archived on the Company’s website.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press release dated November 6, 2017 and entitled “Paramount Announces Third Quarter 2017 Results”

99.2	Supplemental information entitled “Paramount Group, Inc. Supplemental Operating and Financial Data for the Quarter Ended September 30, 2017”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GROUP, INC.

By:	/s/ Wilbur Paes
Name:	Wilbur Paes
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: November 6, 2017